Exhibit 10.2

FIFTH AMENDMENT

TO

AGREEMENT OF LIMITED PARTNERSHIP

OF

ZAIS FINANCIAL PARTNERS, L.P.

This Fifth Amendment (this "Amendment"), to the Agreement of Limited Partnership of ZAIS Financial Partners, L.P. (the "Partnership"), as amended, is made and entered as of July 1, 2016 by ZAIS Financial Corp., a Maryland corporation (the "General Partner").

RECITALS:

A.	The General Partner and the Limited Partners entered into that certain Agreement of Limited Partnership of ZAIS Financial Partners, L.P. dated as of July 29, 2011 (the "Original Partnership Agreement"), as amended by that certain Amendment to the Agreement of Limited Partnership of ZAIS Financial Partners, L.P. made and entered as of August 3, 2011 (the "First Partnership Agreement Amendment"), that certain Second Amendment to the Agreement of Limited Partnership of ZAIS Financial Partners, L.P. made and entered as of October 11, 2012 (the "Second Partnership Agreement Amendment"), that certain Third Amendment to the Agreement of Limited Partnership of ZAIS Financial Partners, L.P. made and entered as of December 13, 2012 (the "Third Partnership Agreement Amendment") and that certain Fourth Amendment to the Agreement of Limited Partnership of ZAIS Financial Partners, L.P. made and entered as of February 13, 2013 (the "Fourth Partnership Agreement Amendment" and together with the Original Partnership Agreement, the First Partnership Agreement Amendment, the Second Partnership Agreement Amendment and the Third Partnership Agreement Amendment, the "Partnership Agreement"), to set forth their agreements with respect to the business and affairs of the Partnership.

B.	Pursuant to Section 7.03(c) of the Partnership Agreement, the General Partner has the exclusive power, without the prior consent of the Limited Partners, to amend the Partnership Agreement and to issue shares of common stock, $0.0001 par value per share, of the General Partner ("Common Stock") in exchange for Partnership Units tendered for redemption, on such terms and conditions as shall be established by the General Partner in it sole and absolute discretion, without the approval of any Limited Partners, in accordance with Section 8.06(b) of the Partnership Agreement.

C.	On June 17, 2016, the General Partner received from each of the Partnership's three outside limited partners (the "Outside Limited Partners") a notice of redemption of Partnership Units in relation to an aggregate of 899,674 Partnership Units (the "Redemption Requests").

D.	The General Partner intends to satisfy the Redemption Requests by issuing an equal number ofshares of Common Stock to the Outside Limited Partners.

E.	The General Partner has determined that it is necessary and desirable to amend the Partnership Agreement to amend Exhibit A thereto in connection with the Redemption Requests.

F.	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Partnership Agreement.

NOW, THEREFORE, the General Partner desires to effect this Amendment to the Partnership Agreement as provided herein:

1.	Exhibit A. Exhibit A is hereby amended as set forth in Exhibit A hereto.

2.	Partnership Agreement. Except as set forth herein, the Partnership Agreement shall remain in full force and effect.

3.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Amendment as of the date first written above.

ZAIS FINANCIAL PARTNERS, L.P.,

By:	ZAIS Financial Corp.,
its General Partner

	By:	/s/ Michael Szymanski
Name: Michael Szymanski
Title: Chief Executive Officer and President

 [Signature Page to Fourth Amendment to LPA]

EXHIBIT A

PARTNERS AND PARTNERSHIP UNITS

As of July 1, 2016

Name and Address of Partners	Partnership Units (Type and Amount)	Address

General Partner:

ZAIS Financial Corp.	88,978 (General Partner Interest)	Two Bridge Avenue, Suite 322, Red Bank, New Jersey 07701-1106 Attention: General Counsel Facsimile No.: (732) 978-7507
Limited Partners:

ZAIS Financial Corp.	8,658,946 (Limited Partner Interest)	Two Bridge Avenue, Suite 322, Red Bank, New Jersey 07701-1106 Attention: General Counsel Facsimile No.: (732) 978-7507

ZAIS Financial, LLC	88,978 (Limited Partner Interest)	Two Bridge Avenue, Suite 322, Red Bank, New Jersey 07701-1106 Attention: General Counsel Facsimile No.: (732) 978-7507

Family Trust u/Christian M. Zugel 2005 GRAT u/a 3/30/2005	11,246 (Limited Partner Interest)	1220 North Market Street Third Floor Wilmington, DE 19801
Lighthouse (MAP 162 Segregated Portfolio)	27,240 (Limited Partner Interest)	3801 PGA Blvd, Suite 500, Palm Beach Gardens, FL 33410

Zugel Family Trust u/a 3/30/2005	22,412 (Limited Partner Interest)	1220 North Market Street Third Floor Wilmington, DE 19801

TOTAL PARTNERSHIP UNITS	8,897,800 OP Units

Exh. A-1